UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

EMULEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3333 Susan Street

Costa Mesa, California 92626

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 19, 2013, Emulex Corporation (the “Corporation”) announced that, effective December 31, 2013 (or such other date as may mutually be agreed), Michael J. Rockenbach, the Corporation’s Executive Vice President, Chief Financial Officer and Secretary would cease to serve in such capacities and his employment with the Corporation would terminate. During the period between September 19, 2013 and December 31, 2013 (the “Transition Period”), Mr. Rockenbach will remain a full-time employee and executive officer of the Company and continue to serve in his current offices.

(e) Effective September 19, 2013, the Corporation and Mr. Rockenbach entered into a letter agreement (the “Letter Agreement”) pursuant to which (unless otherwise mutually agreed):

(i) Mr. Rockenbach will remain an executive officer of the Corporation until December 31, 2013,

(ii) except as described in (iii) below, Mr. Rockenbach’s existing Key Employee Retention Agreement, effective January 1, 2013 (the “KERA”), was terminated, and

(iii) if, before the end of the Transition Period, Mr. Rockenbach’s employment is terminated for “Cause” (as defined in the KERA) during a Change in Control Period (as defined in the KERA), then he will be eligible to receive the same severance payments and benefits (including, without limit, equity award vesting acceleration) that he would have otherwise been eligible to receive under the KERA; provided, however, that the equity acceleration will be subject to the same treatment as provided under the relevant agreement entered into by the Corporation that results in the occurrence of the Change in Control Period.

A description of the material terms of the KERA, as in effect prior to the date of the Letter Agreement, is contained under “Amendments to Key Employee Retention Agreements” in Item 5.02(e) the Current Report on Form 8-K filed by the Corporation on August 24, 2013, which description is incorporated herein by this reference.

Item 8.01 Other Items

On September 20, 2013, Emulex Corporation issued a press release regarding the transition of Michael J. Rockenbach’s role as Executive Vice President, Chief Financial Officer, and Secretary of the Corporation. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated September 19, 2013, between Emulex Corporation and Michael J. Rockenbach.

99.1	Press release, dated September 20, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION

Date: September 20, 2013	BY:	/s/ Jeffrey W. Benck
Jeffrey W. Benck, Chief Executive Officer and President

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